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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 23, 2004
                                                         -----------------

                      MILLSTREAM II ACQUISITION CORPORATION
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-51065             20-1665695
---------------------------------   ------------------   ----------------------
  (State or Other Jurisdiction         (Commission           (IRS Employer
        of Incorporation)              File Number)        Identification No.)

   435 Devon Park Drive, Building 400, Wayne, Pennsylvania           19087
--------------------------------------------------------------   --------------
          (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (610) 293-2511
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

         On December 23, 2004, the initial public offering ("IPO") of 4,100,000
Units ("Units") of Millstream II Acquisition Corporation (the "Company"),
including 100,000 Units issued upon exercise of the underwriters' over-allotment option, was consummated. Each Unit consists of one share of Common Stock, $.0001 par value per share ("Common Stock"), and two Warrants ("Warrants"), each to purchase one share of Common Stock. The Units were sold at an offering price of
$6.00 per Unit, generating gross proceeds of $24,600,000. Audited financial statements as of December 23, 2004 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as
Exhibit 99.1 to this Current Report on Form 8-K.

         The Company has been informed by EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, that, if this Current Report on
Form 8-K is filed on December 23, 2004, then separate trading of the Common
Stock and Warrants included in the Company's Units may commence on or about
January 5, 2005. A copy of the press release announcing separate trading of the
Common Stock and Units is included as Exhibit 99.2 to this Current Report on
Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

             Exhibit 99.1              Audited Financial Statements

             Exhibit 99.2              Press release dated December 23, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 23, 2004                      MILLSTREAM II
                                                ACQUISITION CORPORATION

                                           By:  /s/ Arthur Spector
                                                ------------------
                                                Arthur Spector
                                                Chairman